UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

Atlas Energy Group, LLC

(Exact name of registrant specified in its charter)

Delaware	001-36725	45-3741247
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Summary Compensation Table

Effective May 17, 2017, the bonus awards for each of the named executive officers (“NEOs”) of Atlas Energy Group, LLC (the “Company”) for performance during the fiscal year ended December 31, 2016 were finalized. Pursuant to Item 5.02(f), the bonus awards for the NEOs for the fiscal year ended December 31, 2016 are set forth below together with the other compensation previously reported.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Bonus ($)		Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)		Total ($)

Edward E. Cohen	2016	700,000	280,000	(3)	869,555		470,000	150,886	(4)	2,470,441
	2015	475,000			1,607,500		300,000	72,453,196	(5)	74,835,696
	2014	1,000,000			17,812,798		2,000,000	4,178,447		24,991,245

Jeffrey M. Slotterback	2016	280,192	410,000		367,835		217,500	75	(6)	1,275,602
	2015	205,384			225,050		300,000	735,912	(7)	1,466,347

Jonathan Z. Cohen	2016	500,000	200,000	(3)	869,555		370,000	321,239	(8)	2,260,794
	2015	417,308			1,607,500		250,000	63,058,149	(9)	65,332,956
	2014	700,000			17,312,821		2,000,000	3,766,497		23,779,318

Daniel C. Herz	2016	500,000	200,000	(3)	869,555		370,000	9,600	(10)	1,949,155
	2015	325,000			1,607,500		1,000,000	14,975,844	(11)	17,908,343
	2014	392,308	750,000		5,844,469			1,042,524		8,029,301

Mark D. Schumacher	2016	375,000	150,000	(3)	367,835		267,500	11,991	(12)	1,172,326
	2015	375,000			1,125,250		500,000	1,680,655	(13)	3,680,905

(1)	For fiscal year 2016, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Group Plan and the grant date fair value of the common shares under the Titan Plan. The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy Group units and Titan stock. See “Compensation Discussion & Analysis-Determination of 2016 Compensation Amounts-Long-Term Incentives.” For fiscal year 2015, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Group Plan. The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy Group units. For fiscal year 2014, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Plans and the Atlas Pipeline Partners Plans (the “APL Plans”). The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy units (February 2014 and June 2014) and Atlas Pipeline Partners units (February 2014 and June 2014 for Messrs. E. Cohen, J. Cohen, and Herz).
(2)	The amounts in this column reflect the grant date fair value of options awarded under the Atlas Resource Partners Plan (the “ARP Plan”) calculated in accordance with FASB ASC Topic 718.
(3)	Comprised of payments made in common shares of Titan.
(4)	Includes a matching contribution of $148,077 under the Atlas Energy Deferred Compensation Plan and tax, title and insurance premiums for Mr. E. Cohen’s automobile.
(5)	Comprised of (i) payments on DERs of $317,237 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $29,490 with respect to the phantom units awarded under the ARP Plan, (iii) payments on DERs of $100,800 with respect to the phantom units awarded under the APL Plans, (iv) a matching contribution of $524,423 under the Atlas Energy Deferred Compensation Plan, (v) tax, title and insurance premiums for Mr. E. Cohen’s automobile. The “All Other Compensation” amount also includes payments related to the Targa transaction as follows: (i) cash-out of Atlas Energy and APL equity awards of 38,463,425, (ii) cash severance of $32,538,286; and (iii) a pro-rated cash annual incentive of $476,712.
(6)	Represents payments on DERs of $75 with respect to the phantom units awarded under the ARP Plan.
(7)	Comprised of (i) payments on DERs of $8,168 with respect to the phantom units awarded under the Atlas Energy Plans and (ii) payments on DERs of $3,148 with respect to the phantom units awarded under the ARP Plan. The “All Other Compensation” amount also includes a cash-out of Atlas Energy equity awards of $629,597 related to the Targa transaction.
(8)	Comprised of (i) a matching contribution of $ 133,846 under the Atlas Energy Deferred Compensation Plan, and (ii) 187,393 paid under the agreement relating to Lightfoot.

(9)	Comprised of (i) payments on DERs of $289,181 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $29,490 with respect to the phantom units awarded under the ARP Plan, (iii) payments on DERs of $100,800 with respect to the phantom units awarded under the APL Plans, (iv) a matching contribution of $ 375,577 under the Atlas Energy Deferred Compensation Plan, and (v) 284,707 paid under the agreement relating to Lightfoot. The “All Other Compensation” amount also includes payments related to the Targa transaction as follows: (i) cash-out of Atlas Energy and APL equity awards of 30,613,393, (iii) cash severance of $ 30,888,289; and (iii) a pro-rated cash annual incentive of $476,712.
(10)	Represents an automobile allowance.
(11)	Comprised of (i) payments on DERs of $122,713 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $13,762 with respect to the phantom units awarded under the ARP Plan, (iii) payments on DERs of $ 36,640 with respect to the phantom units awarded under the APL Plans, and (iv) an automobile allowance. The “All Other Compensation” amount also includes payments related to the Targa transaction as follows: (i) cash-out of Atlas Energy and APL equity awards of 11,926,461, (ii) cash severance of $2,866,667; and (iii) a pro-rated cash annual incentive of $182,740.
(12)	Comprised of (i) payments on DERs of $2,390 with respect to the phantom units awarded under the ARP Plan, and (ii) an automobile allowance.
(13)	Comprised of (i) payments on DERs of $24,858 with respect to the phantom units awarded under the Atlas Energy Plans, (ii) payments on DERs of $96,255 with respect to the phantom units awarded under the ARP Plan; and (iii) an automobile allowance. The “All Other Compensation” amount also includes a cash-out of Atlas Energy equity awards of $1,549,943 related to the Targa transaction.

Retention Agreement

On May 15, 2017, the Company entered into a retention agreement (the “Retention Agreement”) with Jeffrey M. Slotterback, its Chief Financial Officer.

The Retention Agreement provides that the executive will receive a cash retention bonus in the amount of $90,000 (the “Retention Bonus”). However, if the executive resigns without good reason or is terminated for cause prior to May 15, 2018, he will be required to repay the Retention Bonus, less $1,000. The Retention Agreement includes customary non-compete and non-solicitation covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY GROUP, LLC

Dated: May 19, 2017	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer